v. Execution Consulting Agreement This Consulting Agreement (the “Agreement”) is made effective as of January 2, 2024 (the “Effective Date”), by PAR Technology Corporation (the “Company”) and PAR Act III, LLC (“PAR Act III”). In consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and PAR Act III, intending to be legally bound hereby, agree as follows: 1. Services and Performance. 1.1 Services. During the Term (as herein defined) PAR Act III shall provide the Company and/or its affiliates with strategic consulting, M&A technology due diligence and similar professional and expert services consistent with the type, level and scope of services previously provided by PAR Act III to the Company prior to the Effective Date (but in no event shall covered services include software development design or project management) (the “Services”), all as requested from time to time by the Company’s Chief Executive Officer. 1.2 Performance. PAR Act III shall perform all Services in a timely, professional, and workmanlike manner and in accordance with the terms and conditions set forth in this Agreement. 1.3 Subcontractors. PAR Act III may, upon prior written approval from the Company, engage one or more third parties to perform the Services or a portion thereof (each a “Permitted Subcontractor”). PAR Act III’s use of a Permitted Subcontractor shall not relieve PAR Act III of its representations, warranties, or obligations under the Agreement. 2. Compensation. 2.1. Compensation. In consideration for the Services, on the Effective Date the Company and PAR Act III shall enter into the Amendment No. 1 to Common Stock Purchase Warrant and Registration Rights Agreement attached to this Agreement as Exhibit A. 2.2. Expenses. The Company will reimburse PAR Act III for all reasonable and necessary documented out-of-pocket expenses incurred or paid by PAR Act III in connection with its performance of the Services. PAR Act III will be responsible for all fees and expenses associated with all employees, officers, owners, directors, members of the board of managers, and representatives of PAR Act III or any Permitted Subcontractors involved in the performance of Services hereunder (collectively, “PAR Act III Personnel” 3. Confidential Information; Non-Disclosure. 3.1. Confidential Information. (a) PAR Act III shall treat any information about the Company and/or its affiliates (regardless of form or medium), including (i) information about the Company’s and/or its affiliates’ businesses, financial condition, operations, technologies, plans, prospects, and strategies and (ii) any and all analyses, notes, compilations, studies, interpretations or other documents and writings prepared by PAR Act III or PAR Act III Personnel which contain, are based upon, refer or otherwise reflect, such information, in whole or in part (collectively, Confidential Information”), in accordance with this Agreement. Confidential Information includes all Confidential Information to which PAR Act III and/or PAR Act III Personnel may become privy, whether in writing, oral, by visual observation, or any Exhibit 99.1

v. Execution 2 other form, even if not marked as confidential, restricted, proprietary, or other similar designation, and includes confidential and proprietary information of any third party to whom the Company and/or its affiliates owe(s) a duty of confidentiality. Confidential Information known by PAR Act III prior to the Effective Date shall be considered in the same manner and be subject to the same treatment as Confidential Information made available on or after the Effective Date. (b) Confidential Information does not include any information that: (i) is or becomes generally available to the public (such as in the Company’s public filings with the Securities and Exchange Commission), other than as a result of disclosure in violation of this Agreement directly or indirectly by PAR Act III or PAR Act III Personnel; (ii) is or becomes available to PAR Act III on a non- confidential basis from a source other than the Company unless PAR Act III knows after due inquiry that such source is prohibited from disclosing the information to PAR Act III by a contractual, fiduciary or other legal obligation to the Company and/or its affiliates; or (iii) PAR Act III can demonstrate was independently acquired or developed by PAR Act III without use or reference to any Confidential Information; provided that personal data and personal information, as defined in applicable data protection laws, is not subject to these exclusions and will be considered Confidential Information notwithstanding anything else contained in this Section 3. 3.2. Limited Permitted Use. Confidential Information shall be subject to the following conditions, to which PAR Act III covenants and agrees: (a) PAR Act III shall hold and maintain the Confidential Information in confidence and subject to the terms of this Agreement; (b) except with the Company’s full knowledge and prior written consent, PAR Act III shall not (i) use the Confidential Information for any purpose other than providing the Services, and (ii) disclose, and shall take reasonable efforts to prevent the disclosure of, the Confidential Information; provided that, PAR Act III may disclose the Confidential Information to PAR Act III Personnel: (y) who need to know such Confidential Information in order to participate in providing the Services; and (z) who, prior to PAR Act III disclosing Confidential Information to such PAR Act III Personnel, has been informed of the confidential nature of the Confidential Information, has been directed by PAR Act III to keep confidential the Confidential Information and not to use the Confidential Information other than in connection with providing the Services, and has agreed to act in accordance with the terms and conditions of this Agreement; and, (c) if PAR Act III or PAR Act III Personnel are required by court or administrative order, subpoena, civil investigative demand, the rules of any relevant stock exchange, or by other legal process or applicable law or other legal requirement, to disclose any Confidential Information (a “disclosure requirement”), then, PAR Act III shall, to the extent legally permissible, give the Company prompt written notice of any such disclosure requirement and the proposed information to be disclosed pursuant to it and, at the Company’s request and expense, cooperate with the Company in limiting the extent of the disclosure and obtaining a protective order or other remedy to preserve the confidentiality of the Confidential Information. If no protective order or other remedy is obtained and the Company has not waived compliance with the terms of this Agreement, PAR Act III or PAR Act III Personnel may only disclose that portion of the Confidential Information that is legally required to be disclosed upon advice of legal counsel. 3.3. Property of the Company. Confidential Information is and shall remain the property of the Company. Upon the Company’s written request and, in any event, within 10 business days following termination of this Agreement, PAR Act III shall promptly return or cause to be returned to the Company, or, at the Company’s instruction, destroy or cause to be destroyed, all Confidential Information in the possession or control of PAR Act III or PAR Act III Personnel including all copies thereof and all compilations and materials (in whatever form) that contain, reflect, incorporate or are based on the Confidential Information. Upon request by the Company, PAR Act III shall provide the Company with written confirmation of its compliance with this Section 3.3. Notwithstanding the return or destruction of

v. Execution 3 the Confidential Information, PAR Act III and PAR Act III Personnel will continue to be bound by the restrictions on use, their obligations of confidentiality and other obligations hereunder. 3.4. Other Obligations. The obligations of PAR Act III and PAR Act III Personnel set forth in this Section 3 are in addition to, and not in lieu of, any other confidentiality or similar obligations owed to the Company or its affiliates by PAR Act III, PAR Act III Personnel, or any of their affiliates; and, in the event of a conflict between the terms of the obligations in this Section 3 and such other obligations, the terms that are enforceable and most protective of the Company and its affiliates shall govern. 4. Term and Termination. 4.1. Term. This Agreement shall commence on the Effective Date and shall terminate on April 8, 2026 at 5:00 p.m., eastern time, unless terminated sooner pursuant to Section 4.2 (“Term”). 4.2. Termination. Notwithstanding Section 4.1, this Agreement may be terminated: (a) by the Company immediately upon written notice to PAR Act III in the event of PAR Act III’s or PAR Act III Personnel’s: (i) commission of fraud or any other unlawful act in connection with providing the Services or against the Company and/or its affiliates or involving the Company’s and/or its affiliates’ businesses, property or assets (including their products); (ii) violation of Federal or state securities laws; (iii) engagement in unprofessional, unethical or other acts that materially discredit the Company and/or its affiliates or are materially detrimental to the reputation, character or good standing of the Company and/or its affiliates, the Company’s and/or its affiliates’ businesses, property or assets (including their products); (iv) repeated or multiple different violations of the Company’s and/or its affiliates’ lawful policies, rules or regulations; (v) refusal to carry out or follow specific reasonable instructions, duties or assignments given by the Company hereunder; or (vi) gross negligence related to the Company and/or its affiliates, or their businesses that harms the Company and/or its affiliates; or (b) upon the mutual written consent of the Company and PAR Act III. 5. Representations and Warranties. PAR Act III represents and warrants to the Company that: (a) as of the Effective Date, it is not a party to any agreement or arrangement which would constitute a conflict of interest or a conflict of commitment with this Agreement or would prevent it from carrying out its obligations to the Company under this Agreement; (b) its retention as a consultant by the Company and its performance of the Services pursuant to and in accordance with this Agreement does not, and will not, breach any agreement that obligates it to keep in confidence any trade secrets or confidential or proprietary information of any other party, or to refrain from competing, directly or indirectly, with the business of any other party; (c) it will perform all Services in a professional and workmanlike manner in accordance with commercially reasonable industry standards and practices for similar services, using individuals with the requisite skill, experience, and qualifications, and shall devote adequate resources to meet its obligations under this Agreement; (d) it is in compliance with, and all Services will be performed in compliance with, all applicable laws, rules and regulations; (e) the Services (i) will not infringe, misappropriate, or otherwise violate the rights of any third party under the intellectual property and similar laws of the United States, any state or foreign country (including, rights and laws related to copyrights, patents, trademarks, service marks, trade secrets and rights of publicity (“Intellectual Property”)) or other right of any third party and (ii) will comply with all applicable laws; and (f) it will not make or encourage others to make any statement (whether in writing or oral) about the Company or its affiliates to any third party (such as to a customer, distributor, or supplier of the Company or of its affiliates, or to the media, press, and/or publications) that could reasonably be expected to harm the name,

v. Execution 4 reputation, goodwill, products or business interests of the Company or its affiliates, including statements to the media and posting information (including pictures) on the Internet, on Facebook, Instagram, Twitter and on any other social media site, blog, or other electronic medium. 6. Indemnification. PAR Act III shall defend, indemnify, and hold harmless the Company and the Company’s affiliates (collectively, the “Indemnified Parties” and individually, an “Indemnified Party”) from and against any and all claims, causes of action, losses, and liabilities (including reasonable attorneys’ fees (collectively “Losses”)) arising out of or relating to any gross negligent acts or omissions, any willful or wrongful misconduct, or any breach of this Agreement (including representations and covenants hereunder) by PAR Act III or PAR Act III Personnel as it relates to activities performed under this Agreement, except to the extent that an Indemnified Party contributes to such injury or damage in which event the Indemnified Party will be responsible for its own percentage of fault. 7. Limitations of Liability. Except for the indemnity obligations under Section 6, in no event shall either party be liable to the other under this Agreement for any indirect, consequential, special, or punitive damages whether arising out of breach of contract, tort (including negligence), or otherwise, regardless of whether such damage was foreseeable and whether either party has been advised of the possibility of such damages. The foregoing limitation of liability shall remain in full force and effect regardless of whether the parties’ remedies hereunder are determined to have failed of their essential purpose. 8. Survival. This Section 8 (Survival), together with Section 3 (Confidential Information; Non-Disclosure), Section 5(e) and (f) (Representations and Warranties), Section 6 (Indemnification), Section 7 (Limitations of Liability), and Section 9 (Miscellaneous), and any right or obligation of the parties in this Agreement which, by its express terms or nature and context is intended to survive termination of this Agreement, will survive any such termination. 9. Miscellaneous. 9.1. Auditing Rights and Record Retention. During the Term and for three (3) years thereafter, PAR Act III shall maintain complete and accurate books and records regarding, and in connection with providing, the Services, to permit the Company to confirm PAR Act III’s provision of the Services in accordance with the terms and conditions of this Agreement and to otherwise demonstrate PAR Act III’s compliance with the terms of this Agreement. During the Term and for three (3) years thereafter, upon the Company’s request, PAR Act III shall make such books and records, and appropriate personnel, available during normal business hours for inspection or audit by the Company or its authorized representatives.

v. Execution 5 9.2 Notices. Except as otherwise expressly set forth in this Agreement, all notices, requests, consents, claims, demands, waivers, and other communications under this Agreement shall have binding legal effect only if in writing and addressed to a party as follows (or to such other address or such other person that such party may designate from time to time in accordance with this Section 9.2): (a) If to the Company: PAR Technology Corporation Attention: Chief Executive Officer, c/o Chief Legal Officer 8383 Seneca Turnpike New Hartford, New York 13413 Telephone No.: 315-738-0600 E-Mail Address: legal@partech.com (b) If to PAR Act III: PAR Act III, LLC Attention: Chief Executive Officer, c/o Chief Financial Officer Noah Elbogen 23 Prescott St. Brookline, MA 02446 Telephone No.: 617-991-8038 Email: noahelbogen@act3holdings.com or, as to each party, to such other person and/or at such other address or number as shall be designated by such party in a written notice to the other. Notices sent in accordance with this Section shall be deemed effectively given: (a) when received, if delivered by hand; (b) when received, if sent by a nationally recognized overnight courier, signature required; and (c) when sent, if by email (with confirmation of transmission), if sent during the addressee’s normal business hours, and on the next business day, if sent after the addressee’s normal business hours. 9.3 Independent Contractor. (a) Under no circumstances shall the Company, on the one-hand, or PAR Act III or Permitted Subcontractors, on the other, be considered an agent or partner of the other or joint venturer with the other. The status of PAR Act III and Permitted Subcontractors shall be that of an independent contractor to the Company. Neither PAR Act III nor any PAR Act III Personnel shall hold itself out or claim to be acting as an agent or officer or employee of the Company or any of its affiliates. Neither PAR Act III nor any PAR Act III Personnel is authorized to and shall not make or undertake any agreement, understanding, waiver or representation on behalf of the Company or any of its affiliates. (b) PAR Act III is solely responsible for all PAR Act III employees, officers, owners, members of its board of managers, and representatives, and for the payment of their compensation, including, if applicable, withholding of income taxes and the payment and withholding of social security and other payroll taxes, unemployment insurance, workers’ compensation insurance, and disability benefits. PAR Act III is solely responsible and liable for the acts and omissions of its employees, officers, owners, members of its board of managers, and representatives. (c) PAR Act III is solely responsible for all Permitted Subcontractors and their respective employees, officers, directors, members of the board of managers, and representatives, including that PAR Act III shall: (i) be responsible and liable for the acts and omissions of each such Permitted Subcontractor (including such Permitted Subcontractor’s employees, officers, directors, members of the board of managers, and representatives who are providing Services) to the same extent as if such acts or omissions were by PAR Act III or its employees, officers, owners, members of its board of

v. Execution 6 managers or representatives; (ii) name the Company a third-party beneficiary under PAR Act III’s agreement with each Permitted Subcontractor with respect to the Services; and (iii) be responsible for all fees and expenses payable to, by, or on behalf of each Permitted Subcontractor in connection with this Agreement, including, if applicable, withholding of income taxes and the payment and withholding of social security and other payroll taxes, unemployment insurance, workers’ compensation insurance, and disability benefits. Act III Management, LLC, a Delaware limited liability company, and affiliate of PAR Act III, is a Permitted Subcontractor under this Agreement and shall remain as such, so long as there is no change in control or ownership of Act III Management, LLC and Act III Management, LLC remains an affiliate of PAR Act III. 9.4. Interpretation. For purposes of this Agreement, (a) the words “include,” “includes,” and “including” are deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; (c) the words “herein,” “hereof,” “hereby,” “hereto,” and “hereunder” refer to this Agreement as a whole; and (d) words denoting the singular have a comparable meaning when used in the plural, and vice-versa. The parties intend this Agreement to be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The schedules, attachments, and appendices referred to herein are an integral part of this Agreement to the same extent as if they were set forth verbatim herein. 9.5. Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. 9.6. Entire Agreement. This Agreement, together with any other documents incorporated herein by reference, constitutes the sole and entire agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter. 9.7. Assignment. Except as otherwise specifically provided to the contrary in this Agreement, PAR Act III shall not assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law, or otherwise, without the Company’s prior written consent, which consent the Company may give or withhold in its sole discretion. For purposes of the preceding sentence, and without limiting its generality, any merger, consolidation, or reorganization involving PAR Act III (regardless of whether PAR Act III is a surviving or disappearing entity) will be deemed to be an assignment or transfer of rights and a delegation of obligations and performance under this Agreement for which the Company’s prior written consent is required. Any purported assignment or transfer in violation of this Section 9.7 is void. The Company may freely assign or otherwise transfer all or any of its rights, or delegate or otherwise transfer all or any of its obligations or performance, under this Agreement without PAR Act III’s consent. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective permitted successors and assigns. 9.8. Amendment and Modification; Waiver. No amendment to or modification of this Agreement is effective unless it is in writing and signed by an authorized representative of each party. No waiver by any party of any of the provisions hereof is effective unless explicitly set forth in writing and signed by the party so waiving. No failure or delay by either party in exercising any right, remedy, power, or privilege arising from this Agreement will operate or be construed as a waiver thereof; nor will any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. 9.9. Severability. If any term, covenant, or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the

v. Execution 7 remainder of this Agreement, or the application of such term, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each and every remaining term, covenant, or condition of this Agreement shall be valid and enforced to the fullest extent permitted by law. 9.10. Governing Law. This Agreement, and all claims, controversies, and causes of action arising out of or relating to this Agreement, shall be governed by the laws of Delaware, without giving effect to any conflict-of-laws rule that would result in the application of the laws of a different jurisdiction. 9.11. Remedies. The Company and PAR Act III each acknowledge and agree that monetary damages would not be a sufficient remedy for any breach (or threatened breach) of this Agreement by it, and, in the case of PAR Act III, PAR Act III Personnel, and that, in the event of any breach or threatened breach hereof, (a) the non-breaching party shall have the right to immediate injunctive and other equitable relief, without proof of actual damages; (b) the breaching party will not plead in defense thereto that there would be an adequate remedy at law; and (c) the breaching party agrees to waive any applicable right or requirement that a bond be posted by the non-breaching party. Such remedies will not be the exclusive remedies for a breach of this Agreement but will be in addition to all other remedies that may be available to the non-breaching party at law or in equity. 9.12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement and any amendments, modifications, or waivers pursuant to Section 9.8, to the extent signed or delivered by means of electronic transmission of .pdf files or other image files via e-mail, cloud-based transfer or file transfer protocol, or use of a facsimile machine, shall be treated in all manner and respects and for all purposes as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. The Company and PAR Act III have executed this Agreement as of the date first written above, to be effective on the Effective Date. [Signature Page Immediately Follows]

v. Execution 8 PAR Technology Corporation By: ______/s/ Savneet Singh______ Name: Savneet Singh Title: Chief Executive Officer and President PAR Act III, LLC By: ______/s/ Ron Shaich________ Name: Ron Shaich Title: Chief Executive Officer